Exhibit 10.45

FIRST AMENDMENT TO CREDIT AGREEMENT

        This First Amendment to Credit Agreement (the “Amendment”) is made as of this 26th day of February, 2003 by and among ASCENT ASSURANCE, INC. (the “Borrower”), and Credit Suisse First Boston Management Corporation (“CSFBM”).

W I T N E S S E T H

        WHEREAS, the Borrower and CSFBM are parties to that certain Credit Agreement, dated as of April 17, 2001 (the “Credit Agreement”); and,

        WHEREAS, the parties hereto desire to amend the Credit Agreement, subject to the terms and conditions contained herein.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

        SECTION 1.    DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Credit Agreement.

        SECTION 2.    AMENDMENT TO CREDIT AGREEMENT.

2.1 Effective as of December 31, 2002, Exhibit G to the Credit Agreement is hereby deleted in its entirety and replaced by inserting the following in its stead:

“MINIMUM STATUTORY SURPLUS REQUIREMENT

A. Insurance Subsidiary	B. Minimum Statutory Surplus Requirement for that Insurance Subsidiary, as specified in Exhibit G to the Credit Agreement

1. National Foundation Life Insurance Company	$ 5.7
2. National Financial Insurance Company	$ 1.4
3. American Insurance Company of Texas	$ 1.4
4. Freedom Life Insurance Company of America	$ 7.0

        SECTION 3.    CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

3.1 CSFBM shall have received copies of this Amendment duly executed by the Borrower.

3.2 CSFBM shall have received such other documents, certificates and assurances as it shall reasonably request, all of which have been delivered on or prior to the date hereof.

        SECTION 4.    REAFFIRMATION OF THE BORROWER. The Borrower hereby represents and warrants to CSFBM that upon execution hereof no Event of Default has occurred and is continuing under the Credit Agreement, and the Credit Agreement, as so amended, shall remain in full force and effect.

        SECTION 5.    COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

ASCENT ASSURANCE, INC.
By: /s/ Patrick J. Mitchell
Name: Patrick J. Mitchell
Title: Chairman of the Board and President

CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION
By: /s/ Alan Freudenstein
Name: Alan Freudenstein
Title: Managing Director